UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2021

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(682)
278-9000
(682)
278-9000
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On December 7, 2021, American Airlines Group Inc. (“AAG”) and American Airlines, Inc., a wholly owned subsidiary of AAG (“AAI” and, together with AAG, the “Company”), announced that on March 31, 2022 Doug Parker will retire as Chief Executive Officer of the Company and that Robert Isom, currently the President of the Company, will assume the role of Chief Executive Officer of the Company and become a member of the Board of Directors at such time. Mr. Parker will remain in his role as Chairman of the Board of Directors of the Company.
Mr. Isom, 58, has served as President of the Company since August 2016. Mr. Isom also serves on the board of directors of AAI, a position he has held since August 2016. From 2013 to 2016, Mr. Isom served as Executive Vice President and Chief Operating Officer for Company, after holding those same positions at US Airways from 2007 to 2013. Prior to joining US Airways, Mr. Isom served as Chief Restructuring Officer for GMAC, LLC. Before that, he was Senior Vice President, Ground Operations and Airport Customer Service, for Northwest Airlines. Mr. Isom also served as Vice President, International, and Vice President, Finance, for Northwest Airlines. Between 1995 and 2000, he was with America West Airlines and held executive roles in revenue management, operations and finance. Mr. Isom started his career at The Procter & Gamble Company.
Mr. Isom will not serve on any committees of the Board of Directors.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On December 7, 2021, AAG issued a press release announcing Mr. Parker’s transition to Chairman of the Board of Directors and Mr. Isom’s appointment as Chief Executive Officer of the Company and a member of the Board of Directors, effective March 31, 2022. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 7, 2021.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES G ROUP I NC .

Date: December 7, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A MERICAN A IRLINES , I NC .

Date: December 7, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer